--------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): April 28, 2006


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-130684               13-3291626
------------------------------ -------------------------- ----------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

     1585 Broadway, 2nd Floor, New York, New York                 10036
--------------------------------------------------------- ----------------------
       (Address of Principal Executive Offices)                 (Zip Code)


                                (212) 761-4700
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
---------   -------------

      On April 28, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of April 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and a custodian of Morgan Stanley Mortgage Loan Trust 2006-6AR (the "MSM 2006-6AR Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-6AR (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 2-A, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of April 26, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. The remaining classes of the Certificates, designated as Class OC, Class B-4, Class B-5, Class B-6, Class P-1 and Class P-2 Certificates (collectively, the "Privately Offered Certificates"), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of April 28, 2006 (the "Certificate Purchase Agreement").

      The mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of April 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.3a.

      On April 28, 2006, a tax opinion was issued by Sidley Austin LLP (the "Tax Opinion") regarding certain tax matters. The Tax Opinion is annexed hereto as Exhibit 99.3b.

      On April 28, 2006, Wells Fargo Bank, National Association, solely in its capacity as securities administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2006-6AR (the "Swap Trust"), entered into an interest rate hedge agreement (the "Swap Contract"), as evidenced by a Confirmation between the Swap Trust and Morgan Stanley Capital Services Inc. (the "Swap Confirmation"). The Swap Confirmation is annexed hereto as Exhibit 99.4.

      Certain of the mortgage loans are held by JPMorgan Chase Bank, National Association as custodian pursuant to a custodial agreement dated as of April 1, 2006 (the "JPM Custodial Agreement"). The JPM Custodial Agreement is annexed hereto as Exhibit 99.5.

      Certain of the mortgage loans are held by Wells Fargo Bank, National Association as custodian pursuant to a custodial agreement dated as of April 1, 2006 (the "Wells Fargo Custodial Agreement"). The Wells Fargo Custodial Agreement is annexed hereto as Exhibit 99.6.

      Certain of the mortgage loans were acquired by MSMCI from American Home Mortgage Corp. ("American Home") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "American Home December Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Servicing-Released Assignment Agreement"). Certain of the mortgage loans were acquired from American Home pursuant to a mortgage loan sale and servicing agreement dated as of January 1, 2006 (the "American Home January Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among the Registrant, MSMCI, American Home, American Home Mortgage Servicing, Inc. and the Trustee (the "American Home Servicing-Retained Assignment Agreement") The American Home Servicing-Released Assignment Agreement is annexed hereto as
Exhibit 99.7a, and the American Home December Purchase Agreement is annexed hereto as Exhibit 99.7b. The American Home Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.8a and the American Home January Purchase Agreement is annexed hereto as Exhibit 99.8b.

      Certain of the mortgage loans were acquired by MSMCI from Everbank ("Everbank") as seller pursuant to a mortgage loan purchase agreement dated as of November 7, 2005 (the "Everbank Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among the Registrant, MSMCI, Everbank and the Trustee (the "Everbank Assignment Agreement"). The Everbank Assignment Agreement is annexed hereto as
Exhibit 99.9a, and the Everbank Purchase Agreement is annexed hereto as
Exhibit 99.9b.

      Certain of the mortgage loans were acquired by MSMCI from First National Bank of Nevada ("FNBN") as seller pursuant to a mortgage loan purchase agreement dated as of October 1, 2005 (the "FNBN Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as
Exhibit 99.10a, and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.10b.

     Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.11a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.11b. On August 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of December 1, 2005, between the Sponsor and WF Servicer (annexed hereto as Exhibit 99.11c) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.11d. On August 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Central Mortgage Company ("Central"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of April 17, 2006, between the Sponsor and Central (annexed hereto as Exhibit 99.11e) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.11f.

      Certain of the mortgage loans were acquired by MSMCI from Morgan Stanley Credit Corporation ("MSCC") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 (the "MSCC Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among the Registrant, MSMCI, MSCC and the Trustee (the "MSCC Assignment Agreement"). The MSCC

Assignment Agreement is annexed hereto as Exhibit 99.12a, and the MSCC Purchase Agreement is annexed hereto as Exhibit 99.12b.

      Certain of the mortgage loans were acquired by MSMCI from MortgageIT, Inc., ("MortgageIT") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.13a, and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.13b.

      Certain of the mortgage loans were acquired by MSMCI from Ohio Savings Bank ("Ohio Savings") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "Ohio Savings Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among the Registrant, MSMCI, Ohio Savings and the Trustee (the "Ohio Savings Assignment Agreement"). The Ohio Savings Assignment Agreement is annexed hereto as Exhibit 99.14a, and the Ohio Savings Purchase Agreement is annexed hereto as Exhibit 99.14b.

      Certain of the mortgage loans were acquired by MSMCI from Wachovia Mortgage Corporation ("Wachovia") as seller pursuant to a mortgage loan purchase agreement dated as of February 28, 2005 (the "Wachovia February Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among the Registrant, MSMCI, Wachovia and the Trustee (the "Wachovia Servicing-Released Assignment Agreement"). Certain of the mortgage loans were acquired from Wachovia pursuant to a mortgage loan sale and servicing agreement dated as of September 1, 2004 (the "Wachovia September Purchase Agreement"), as supplemented by the Regulation AB Compliance Addendum (the "Wachovia Reg AB Addendum"), dated as of November 22, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (the "Wachovia Servicing-Retained Assignment Agreement") The Wachovia Servicing-Released Assignment Agreement is annexed hereto as Exhibit 99.15a, and the Wachovia February Purchase Agreement is annexed hereto as
Exhibit 99.15b. The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.16a, the Wachovia Reg AB Addendum is annexed hereto as Exhibit 99.16b and the Wachovia September Purchase Agreement is annexed hereto as Exhibit 99.16c.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9   Financial Statements and Exhibits.
---------   ----------------------------------

Item 9.01   Financial Statements and Exhibits.
---------   ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:                                                              Page:
    ----------------------------------------------------------------------------

Exhibit 99.1 Pooling and Servicing Agreement, dated as of April 1, 2006, among Morgan Stanley Capital I, Inc., as depositor, LaSalle Bank National Association, JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association as custodians, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee.

Exhibit 99.2 Underwriting Agreement, dated as of April 26, 2006, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3a   MSMCI Mortgage Loan and Purchase Agreement, dated as of
                April 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.3b   Tax Opinion, dated April 28, 2006, issued by Sidley Austin LLP.

Exhibit 99.4 Swap Confirmation, dated as of April 28, 2006, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5 JPM Chase Custodial Agreement, dated as of April 1, 2006, among Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp., American Home Mortgage Servicing, Inc., Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as custodian.

Exhibit 99.6 Wells Fargo Custodial Agreement, dated as of April 1, 2006, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as custodian.

Exhibit 99.7a American Home Servicing-Released Assignment Agreement, dated as of April 1, 2006, among Morgan Stanley I Capital Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp., LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.7b American Home December Purchase Agreement, dated as of December 1, 2005, among Morgan Stanley Capital Inc., American Home Mortgage Corp. and American Home Mortgage Servicing Inc.

Exhibit 99.8a American Home Servicing-Retained Assignment Agreement, dated as April 1, 2006, among Morgan Stanley Capital I, Inc., Morgan Stanley Mortgage Capital

                Inc., American Home Mortgage Corp., American Home Mortgage Servicing Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.8b American Home January Purchase Agreement, dated as of January 1, 2006, between Morgan Stanley Capital Inc. and American Home Corp.

Exhibit 99.9a Everbank Assignment Agreement, dated as of April 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Everbank and LaSalle Bank National Association, as trustee.

Exhibit 99.9b Everbank Purchase Agreement, dated as of November 7, 2005, among Morgan Stanley Mortgage Capital Inc. and Everbank.

Exhibit 99.10a FNBN Assignment Agreement, dated as of April 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., First National Bank of Nevada and LaSalle Bank National Association, as trustee.

Exhibit 99.10b FNBN Purchase Agreement, dated as of October 1, 2005, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.11a GMACM Assignment Agreement, dated as of April 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.11b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.11c Wells Fargo Purchase Agreement, dated as of December 1, 2005 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.


Exhibit 99.11d Omnibus Assignment Agreement, dated as of August 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.


Exhibit 99.11e Central Purchase Agreement, dated as of April 17, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central Mortgage Company, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.


Exhibit 99.11f Omnibus Assignment Agreement, dated as of August 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central Mortgage Company, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.


Exhibit 99.12a MSCC Assignment Agreement, dated as of April 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.12b MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.13a MortgageIT Assignment Agreement, dated as of April 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.13b MortgageIT Purchase Agreement, dated as of March 1, 2006 between Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.14a Ohio Savings Assignment Agreement, dated as of April 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Ohio Savings Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.14b Ohio Savings Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Ohio Savings Bank.

Exhibit 99.15a Wachovia Servicing-Released Assignment Agreement, dated as of April 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wachovia Mortgage Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.15b Wachovia February Purchase Agreement, dated as of February 28, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.16a Wachovia Servicing-Retained Assignment Agreement, dated as of April 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.16b Wachovia Regulation AB Addendum, dated November 22, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.16c Wachovia September Purchase Agreement, dated as of September 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   January 24, 2007


                                        MORGAN STANLEY CAPITAL I INC.






                                          By:   /s/  Valerie Kay
                                              ---------------------
                                              Name:  Valerie Kay
                                              Title: Vice President

                                 Exhibit Index
                                 -------------

Exhibit Index
-------------

Item 601(a) of                                      Description                    Paper (P) or Electronic (E)
---------------                                     -----------                    ---------------------------
Regulation S-K
--------------
      99.1      Pooling and Servicing Agreement, dated as of April                               E
                1, 2006, among Morgan Stanley Capital I, Inc., as depositor,
                LaSalle Bank National Association, JPMorgan Chase Bank,
                National Association and Wells Fargo Bank, National
                Association as custodians, Wells Fargo Bank, National
                Association, as master servicer and as securities
                administrator and LaSalle Bank National Association, as
                trustee.

      99.2      Underwriting Agreement, dated as of April 26, 2006, among                        E
                Morgan Stanley & Co. Incorporated and Morgan Stanley Capital
                I, Inc.

      99.3a     MSMCI Mortgage Loan and Purchase Agreement, dated as of
                April 1, 2006, among Morgan Stanley Mortgage Capital Inc. and
                Morgan Stanley Capital I, Inc.

      99.3b     Tax Opinion, dated April 28, 2006, issued bgy Sidley Austin LLP.

      99.4      Swap Agreement, dated as of April 28, 2006, between Morgan                       E
                Stanley Capital Services Inc. and Wells Fargo Bank, National
                Association, solely in its capacity as securities
                administrator.

      99.5      JPM Chase Custodial  Agreement, dated as of April 1, 2006,                       E
                among Morgan Stanley Mortgage Capital Inc., American Home
                Mortgage Corp., American Home Mortgage Servicing, Inc.,
                Wachovia Mortgage Corporation, Wells Fargo Bank, National
                Association, as master servicer and as securities
                administrator, LaSalle Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as custodian.

      99.6      Wells Fargo Custodial  Agreement, dated as of April 1, 2006,                     E
                among Morgan Stanley Mortgage Capital Inc., Morgan Stanley
                Credit Corporation, Wells Fargo Bank, National Association, as
                master servicer and as securities administrator, LaSalle Bank
                National Association, as trustee, and Wells Fargo Bank,
                National Association, as custodian.

      99.7a     American Home Servicing-Released Assignment Agreement, dated                     E
                as of April 1, 2006, among Morgan Stanley I Capital Inc.,
                Morgan Stanley Mortgage Capital Inc., American Home Mortgage




                Corp., LaSalle Bank National Association, as trustee, and
                Wells Fargo Bank, National Association, as master servicer.

      99.7b     American Home December Purchase Agreement, dated as of                           E
                December 1, 2005, among Morgan Stanley Capital Inc., American
                Home Mortgage Corp. and American Home Mortgage Servicing Inc.

      99.8a     American Home Servicing-Retained Assignment Agreement, dated                     E
                as April 1, 2006, among Morgan Stanley Capital I, Inc., Morgan
                Stanley Mortgage Capital Inc., American Home Mortgage Corp.,
                American Home Mortgage Servicing Inc. and LaSalle Bank
                National Association, as trustee.

      99.8b     American Home January Purchase Agreement, dated as of January                    E
                1, 2006, between Morgan Stanley Capital Inc. and American Home
                Corp.

      99.9a     Everbank Assignment Agreement, dated as of April 1, 2006,                        E
                among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                Capital Inc., Everbank and LaSalle Bank National Association,
                as trustee.

      99.9b     Everbank Purchase Agreement, dated as of November 7, 2005,                       E
                among Morgan Stanley Mortgage Capital Inc. and Everbank.

      99.10a    FNBN Assignment Agreement, dated as of April 1, 2006, among                      E
                Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                Capital Inc., First National Bank of Nevada and LaSalle Bank
                National Association, as trustee.

      99.10b    FNBN Purchase Agreement, dated as of October 1, 2005, among                      E
                Morgan Stanley Mortgage Capital Inc. and First National Bank
                of Nevada.

      99.11a    GMACM Assignment Agreement, dated as of April 1, 2006, among                     E
                Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                Inc., GMAC Mortgage Corporation, LaSalle Bank National
                Association, as trustee, and Wells Fargo Bank, National
                Association, as master servicer.

      99.11b    GMACM Servicing Agreement, dated as of January 1, 2006,                          E
                between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage
                Corporation.

      99.11c    Wells Fargo Purchase Agreement, dated as of December 1, 2005                     E
                among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                Capital Inc., Wells Fargo Bank, National Association, as
                servicer, LaSalle Bank National Association, as trustee and
                Wells Fargo Bank, National Association as master servicer.

      99.11d    Omnibus Assignment Agreement, dated as of August 1, 2006 among                   E
                Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                Inc., Wells Fargo Bank, National Association, as servicer,
                LaSalle Bank National Association, as trustee and Wells Fargo
                Bank, National Association as master servicer.

      99.11e    Central Purchase Agreement, dated as of April 17, 2006 among                     E
                Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                Inc., Central Mortgage Company, as servicer, LaSalle Bank
                National Association, as trustee and Wells Fargo Bank,
                National Association as master servicer.

      99.11f    Omnibus Assignment Agreement, dated as of August 1, 2006 among                   E
                Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                Inc., Central Mortgage Company, as servicer, LaSalle Bank
                National Association, as trustee and Wells Fargo Bank,
                National Association as master servicer.

      99.12a    MSCC Assignment Agreement, dated as of April 1, 2006, between                    E
                Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                Capital Inc., Morgan Stanley Credit Corporation and LaSalle
                Bank National Association, as trustee. 99.12b MSCC Purchase
                Agreement, dated as of November




                1, 2005, between Morgan Stanley Mortgage Capital Inc. and
                Morgan Stanley Credit Corporation.

      99.13a    MortgageIT Assignment Agreement, dated as of April 1, 2006,                      E
                among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                Capital Inc., MortgageIT, Inc. and LaSalle Bank National
                Association, as trustee.

      99.13b    MortgageIT Purchase Agreement, dated as of March 1, 2006,                        E
                between Morgan Stanley Mortgage Capital Inc. and MortgageIT,
                Inc.

      99.14a    Ohio Savings Assignment Agreement, dated as of April 1, 2006,                    E
                among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                Capital Inc., Ohio Savings Bank and LaSalle Bank National
                Association, as trustee.

      99.14b    Ohio Savings Purchase Agreement, dated as of December 1, 2005,                   E
                between Morgan Stanley Mortgage Capital Inc. and Ohio Savings
                Bank.

      99.15a    Wachovia Servicing-Released Assignment Agreement, dated as of                    E
                April 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                Stanley Mortgage Capital Inc., Wachovia Mortgage Corporation
                and LaSalle Bank National Association, as trustee.

      99.15b    Wachovia February Purchase Agreement, dated as of February 28,                   E
                2005, between Morgan Stanley Mortgage Capital Inc. and
                Wachovia Mortgage Corporation.

      99.16a    Wachovia Servicing-Retained Assignment Agreement, dated as of                    E
                April 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                Stanley Mortgage Capital Inc. and Wachovia Mortgage
                Corporation, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

      99.16b    Wachovia Regulation AB Addendum, dated November 22, 2005,                        E
                between Morgan Stanley Mortgage Capital Inc. and Wachovia
                Mortgage Corporation.

      99.16c    Wachovia September Purchase Agreement, dated as of September                     E
                1, 2004, between Morgan Stanley Mortgage Capital Inc. and
                Wachovia Mortgage Corporation.